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                                                     Exhibit 10.1


                THIRD AMENDMENT TO BUSINESS LOAN
                           AGREEMENT

     This Third Amendment to Business Loan Agreement (the "Amendment") is entered into as of April 28, 2000, among Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association; the "Bank"), Sunquest Information Systems, Inc. ("Borrower 1"), Sunquest Europa Limited ("Borrower 2"), Antrim Corporation ("Borrower 3"), Sunquest Pharmacy Information Systems, Inc. ("Borrower 4"), Sunquest Germany GmbH ("Borrower 5"), and Sunquest India Ltd. (Borrower 6) (Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5, and Borrower 6 are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

                            RECITALS

     A. The Bank and the Borrowers (other than Borrower 6) entered into a certain Business Loan Agreement dated as of December 30, 1997, as amended by a First Amendment to Business Loan Agreement dated as of April 30, 1999 and a Second Amendment to Business Loan Agreement dated as of May 31, 1999 (the "Agreement").

     B. The Bank and the Borrowers desire to amend the Agreement.

                           AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   Amendments.  The Agreement is hereby amended as follows:

          (a) Borrower 6 is hereby added as a party to the Agreement with all of the rights and obligations of a Borrower hereunder and the first paragraph of the Agreement is hereby amended (i) by deleting the word "and" following the definition of Borrower 4 and inserting a comma in its place, (ii) by adding the words "and Sunquest India Ltd. ("Borrower 6")" following the definition of Borrower 5, (iii) by deleting the word "and" following the reference to Borrower 4 in the collective definition of "Borrowers" and inserting a comma in its place, and (iv) by adding the words "and Borrower 6" following the reference to Borrower 5 in the collective definition of "Borrowers".

          (b) Paragraph 1.2 of the Agreement is hereby amended by deleting the date "April 28, 2000" and inserting the date "April 28, 2001" in place thereof.

     3. Representations and Warranties. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice

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or lapse of time or both would be, a default under the Agreement,
(b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within such Borrower's powers, has been duly authorized, and does not conflict with any of such Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which such Borrower is bound.

     4. Conditions. This Amendment will become effective on April 28, 2000 (the "Effective Date"), provided that each of the following conditions precedent have been satisfied:

          (a) Bank has received from each Borrower a duly executed original (or, if elected by the Bank an executed facsimile copy) of this Amendment; and

          (b) Bank has received from each Borrower a copy of a resolution passed by the board of directors of such Borrower's corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Arizona.

     6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.


     This Amendment is executed as of the date stated at the beginning of this Amendment. The Agreement, as amended hereby, shall hereinafter constitute the Agreement between the parties.


                              BANK OF AMERICA, N.A.


                              By:____________________________________

                              Name:_________________________________

                              Title:___________________________________


                              SUNQUEST INFORMATION SYSTEMS, INC.

                              By: /s/ Nina M. Dmetruk
                                  ____________________________________
                              Name:  Nina M. Dmetruk
                              Title:  Chief Financial Officer

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                              SUNQUEST EUROPA LIMITED

                              By: /s/ Nina M. Dmetruk
                                  ____________________________________
                              Name:  Nina M. Dmetruk
                              Title:  Director


                              ANTRIM CORPORATION

                              By: /s/ Nina M. Dmetruk
                                  ____________________________________
                              Name:  Nina M. Dmetruk
                              Title:  Secretary


                              SUNQUEST PHARMACY INFORMATION
                              SYSTEMS, INC.

                              By: /s/ Nina M. Dmetruk
                                  ____________________________________
                              Name:  Nina M. Dmetruk
                              Title:  Secretary


                              SUNQUEST GERMANY GMBH

                              By: /s/ Nina M. Dmetruk
                                  ____________________________________
                              Name:  Nina M. Dmetruk
                              Title:  Secretary


                              SUNQUEST INDIA LTD.

                              By: /s/ Nina M. Dmetruk
                                  ____________________________________
                              Name: Nina M. Dmetruk
                              Title: Director

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